General Information (Unaudited)	3 Months Ended
Mar. 31, 2016
General Information [Abstract]
General Information
GENERAL INFORMATION
The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all information and disclosures required by generally accepted accounting principles (GAAP) in the United States (U.S.). Therefore, this information should be read in conjunction with Freeport-McMoRan Inc.'s (FCX) consolidated financial statements and notes contained in its annual report on Form 10-K for the year ended December 31, 2015. The information furnished herein reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the interim periods reported. With the exception of accounting for discontinued operations, and the oil and gas properties impairment discussed below and the related tax charges to establish a deferred tax valuation allowance (refer to Note 4), all such adjustments are, in the opinion of management, of a normal recurring nature. On May 9, 2016, FCX entered into a definitive agreement to sell its 70 percent interest in TF Holdings Limited (TFHL). In accordance with accounting guidance, FCX has reflected TFHL, which owns FCX’s Africa mining operations, as discontinued operations for all periods presented in these financial statements as discussed below. Operating results for the three-month period ended March 31, 2016, are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

Asset Dispositions
Morenci
On February 15, 2016, FCX announced it had entered into a definitive agreement to sell a 13 percent undivided interest in its Morenci unincorporated joint venture to Sumitomo Metal Mining Co., Ltd. (SMM) for $1.0 billion in cash. The transaction is subject to customary closing conditions, including regulatory approvals, and is expected to close in second-quarter 2016. FCX expects to record an approximate $550 million gain on the transaction and use losses to offset cash taxes on the transaction. Proceeds from the transaction will be used to repay borrowings under FCX's unsecured bank term loan (Term Loan) and revolving credit facility.

The Morenci unincorporated joint venture is currently owned 85 percent by FCX and 15 percent by Sumitomo Metal Mining Arizona Inc. (Sumitomo). Following completion of the transaction, the unincorporated joint venture will be owned 72 percent by FCX, 15 percent by Sumitomo and 13 percent by an affiliate that is wholly owned by SMM.

Oil and Gas Operations
On April 21, 2016, FM O&G entered into a definitive purchase and sale agreement to sell certain oil and gas royalty interests to Black Stone Minerals, L.P. for cash consideration of $102 million, subject to certain purchase price adjustments at closing. The transaction is expected to close in second-quarter 2016.

Timok
On May 2, 2016, Freeport Minerals Corporation (FMC), a wholly owned subsidiary of FCX, completed the sale of an interest in the Timok exploration project in Serbia to Reservoir Minerals Inc. for consideration of $135 million in cash at closing and contingent consideration of up to $107 million upon the achievement of development milestones defined in the transaction agreements.

TF Holdings Limited - Discontinued Operations
On May 9, 2016, FCX entered into a definitive agreement to sell its 70 percent interest in TFHL to China Molybdenum Co., Ltd. (CMOC) for $2.65 billion in cash and contingent consideration of up to $120 million in cash, consisting of $60 million if the average copper price exceeds $3.50 per pound and $60 million if the average cobalt price exceeds $20 per pound, both during calendar years 2018 and 2019. Through its interest in TFHL, FCX has an effective 56 percent interest in Tenke Fungurume Mining S.A. (TFM or Tenke) located in the Democratic Republic of Congo (DRC). The closing of the transaction is currently subject to customary closing conditions, including the resolution of the right of first offer (which expires on November 15, 2016) of Lundin Mining Corporation (which holds a 30 percent interest in TFHL), and the parties are working towards a satisfactory resolution in order to complete the transaction in fourth-quarter 2016. In addition, La Générale des Carrières et des Mines (Gécamines), which is wholly owned by the DRC government and holds a 20 percent non-dilutable interest in TFM, recently filed an arbitration proceeding with the International Chamber of Commerce (ICC) International Court of Arbitration challenging the transaction; however, FCX believes that Gécamines’ claims have no legal basis. In accordance with the mandatory prepayment provision of FCX's Term Loan, one-half of the proceeds from the transaction will be applied toward repaying FCX's Term Loan.

In accordance with accounting guidance, FCX has reported the results of operations of TFHL as discontinued operations in the consolidated statements of operations and presented the assets and liabilities of TFHL as held for sale in the consolidated balance sheets for all periods presented. The consolidated statements of comprehensive loss were not impacted by discontinued operations as TFHL did not have any other comprehensive income, and the consolidated statements of cash flows are reported on a combined basis without separately presenting discontinued operations.

The carrying amounts of TFHL's major classes of assets, liabilities and noncontrolling interests, which are held for sale in the consolidated balance sheets, follow (in millions):

	March 31, 2016		December 31, 2015
Assets
Cash and cash equivalents	$79		$29
Inventories	553		584
Receivables and other current assets	131		131
Total current assets held for sale	$763		$744

Property, plant, equipment and mining development costs, net	$3,241		$3,261
Inventories	621		608
Other assets	238		241
Total long-term assets held for sale	$4,100	[a]	$4,110	[a]

Liabilities
Accounts payable and accrued liabilities	$100		$108
Total current liabilities held for sale	$100		$108

Deferred income taxes	$677		$681
Asset retirement obligations and other liabilities	39		37
Total long-term liabilities held for sale	$716		$718

Noncontrolling interests	$1,187		$1,178

a.	Amount differs from the totals on FCX's consolidated balance sheets because of other assets held for sale.

Net (loss) income from discontinued operations in the consolidated statements of operations consists of the following (in millions):

	Three Months Ended
	March 31,
	2016	2015
Revenues[a]	$285	$382
Costs and expenses:
Production and delivery costs	226	233
Depreciation, depletion and amortization	60	73
Interest expense allocated from parent[b]	10	7
Other costs and expenses, net	—	9
Net (loss) income before income taxes	(11)	60
Benefit from (provision for) income taxes	7	(19)
Net (loss) income from discontinued operations	$(4)	$41

a.	In accordance with accounting guidance, amounts are net of eliminations of intercompany sales totaling $32 million in first-quarter 2016 and $28 million in first-quarter 2015.

b.	In accordance with accounting guidance, interest associated with FCX's Term Loan that will be required to be repaid as a result of the sale of TFHL has been allocated to discontinued operations.

Cash flows from discontinued operations included in the consolidated statements of cash flows follow (in millions):

	Three Months Ended
	March 31,
	2016	2015
Net cash provided by operating activities	$89	$138
Net cash used in investing activities	(36)	(48)
Net cash used in financing activities	(3)	(28)
Increase in cash and cash equivalents in assets held for sale	$50	$62

In addition, FCX has agreed to negotiate exclusively with CMOC (until December 31, 2016) to enter into a definitive agreement to sell its interest in Freeport Cobalt for $100 million and the Kisanfu exploration project in the DRC for $50 million in separate transactions. Freeport Cobalt includes the large-scale cobalt refinery in Kokkola, Finland, and the related sales and marketing business, in which FCX owns an effective 56 percent interest. Kisanfu is a copper and exploration project, located near Tenke, in which FCX holds a 100 percent interest.

Oil and Gas Properties
Under the U.S. Securities and Exchange Commission's (SEC) full cost accounting rules, FCX reviews the carrying value of its oil and gas properties in the full cost pool for impairment each quarter on a country-by-country basis. Under these rules, capitalized costs of oil and gas properties (net of accumulated depreciation, depletion, amortization and impairment, and related deferred income taxes) for each cost center may not exceed a “ceiling” equal to:

•	the present value, discounted at 10 percent, of estimated future net cash flows from the related proved oil and gas reserves, net of estimated future income taxes; plus

•	the cost of the related unproved properties not being amortized; plus

•	the lower of cost or estimated fair value of the related unproved properties included in the costs being amortized (net of related tax effects).

These rules require that FCX price its future oil and gas production at the twelve-month average of the first-day-of-the-month historical reference prices as adjusted for location and quality differentials. FCX's reference prices are West Texas Intermediate (WTI) for oil and the Henry Hub spot price for natural gas. Such prices are utilized except where different prices are fixed and determinable from applicable contracts for the remaining term of those contracts. The estimated future net cash flows also exclude future cash outflows associated with settling asset retirement obligations included in the net book value of the oil and gas properties. The rules require an impairment if the capitalized costs exceed this “ceiling.”

In addition, following the first-quarter 2016 evaluation of alternatives for the oil and gas business and the current limitations and cost of capital available for future drilling, FCX Oil & Gas Inc. (FM O&G, a wholly owned subsidiary of FCX) determined that the carrying values of certain of its unevaluated properties were impaired as of March 31, 2016. As a result, FM O&G transferred $3.1 billion of costs associated with unevaluated properties to the full cost pool, mostly reflecting impairment of the carrying values of unevaluated properties. Combined with the impact of the reduction in twelve-month historical prices, net capitalized costs exceeded the related ceiling test limitation under full cost accounting rules, which resulted in the recognition of a first-quarter 2016 impairment charge of $3.8 billion. The twelve-month average price (using WTI as the reference oil price) was $46.26 per barrel at March 31, 2016, compared with $50.28 per barrel at December 31, 2015.